--------------------------------------------------------------------------------
CLOSED END
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Alliance All-Market Advantage Fund

Annual Report
September 30, 2002

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 18, 2002

Dear Shareholder:

This report provides the investment results, market activity and outlook for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO," for the annual reporting period ended September 30, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Growth Index, as well as the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended September 30, 2002.

INVESTMENT RESULTS*
Periods Ended September 30, 2002

                                                     ------------------------
                                                           Total Returns
                                                     ------------------------
                                                     6 Months       12 Months
-----------------------------------------------------------------------------
Alliance All-Market Advantage Fund (NAV)              -28.05%        -22.64%
-----------------------------------------------------------------------------
Russell 1000 Growth Index                             -30.91%        -22.51%
-----------------------------------------------------------------------------
S&P 500 Stock Index                                   -28.34%        -20.47%
-----------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of September 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

     Additional investment results appear on pages 7-9.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the six-month period ended September 30, 2002, the Fund outperformed its benchmark, the Russell 1000 Growth Index. The main reasons for the Fund's outperformance versus its benchmark were the Fund's relative underweighting in technology holdings and favorable stock picking in the health care service sector.

For the 12-month period ended September 30, 2002, the Fund slightly underperformed its benchmark as a result of weak stock selection. Specifically, holdings that hurt performance included Tyco International, Comcast, Baxter International, Intel, General Electric and Home Depot. Stocks that helped performance during the 12 months were United Healthcare, Tenet Healthcare, Kohl's Department Stores, Viacom and Anheuser Busch.

During the most recent six-month period, the Fund's technology weighting was between 10% and 15% versus the benchmark's weighting of approximately 25%, and this enhanced performance. We underweighted the technology sector because of weak corporate and consumer demand for PCs, handsets and networking equipment. Valuations for technology stocks remained high and visibility limited. The recovery in technology continues to be pushed back. Microsoft, due to its dominance in software, strong new product cycle and strong balance sheet, and Nokia, due to its dominance in the handset market, new products, and valuation, were the Fund's largest technology holdings.

Some of the Fund's top performing holdings during the past six months included Well Point, United Healthcare, Medtronic, Anheuser Busch and Proctor and Gamble. Some of the Fund's largest holdings that detracted from performance during the most recent six months were Tyco International, Citigroup, Merrill Lynch, Home Depot, and Baxter International. Tyco and Baxter have been eliminated from the Fund. Citigroup, Merrill Lynch and Home Depot continue to be held in the Fund primarily as a result of their attractive valuations.

In the health care sector, hospitals continued to outperform the broader market as an acceleration of patient volumes and higher patient fees improved profits for the group. The demographics in the United States should accelerate growth in the health care sector for years to come. Managed care stocks, such as United Healthcare and Well Point, also benefited from favorable pricing conditions. Outside of the health care service stocks, Johnson & Johnson benefited from the introduction of a new product, specifically a drug-coated stent that reduces restenosis (the re-narrowing of the artery). Medtronic is returning to its old form as new products should drive revenue growth in the future.

Other large sectors in which the Fund has invested are financials and consumer. The Fund's large overweight investment in financials (25% versus 10% for the Index) reflects a combination of attractive valuations of between 8-12


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

times the price-to-earnings (P/E) multiples and strong fundamental growth. The Fund's three largest consumer financial holdings--Citigroup, Freddie Mac, and MBNA Corporation--just reported mid-teens earnings growth and they are valued at only 9-11 times P/E multiples. Brokerage stocks, specifically the Fund's holdings in Citigroup and Merrill Lynch, suffered during the period due to ongoing investigations by state attorney generals into their operations, fragile market conditions in the investment banking area and weak trading activity.

In the consumer sector, the Fund has benefited from an overweight position in retail stocks. While the economy entered a recession in the last year, the consumer, driven by strong home mortgage refinancings, has continued to spend. This spending has helped retailers post favorable sales. The Fund's largest retail holdings include Kohl's Department Stores and Wal-Mart. Drug retailer Walgreen benefited from strong prescription trends and a move to more generic prescriptions. Also in the consumer sector, media and advertising stocks saw a temporary reprieve as major U.S. networks reported a strong rebound in advertising. The strongest demand came from movie studios, automobile makers, retailers, fast food companies and drug companies. The Fund's largest consumer holding, Viacom, outperformed its peers as its President and COO stated that the media conglomerate is seeing improvement across its holdings, which range from television stations to billboards and radio.

The Year in Review

Volatility remained high over the past year. U.S. equity markets rallied strongly in the months following the September 11th attack only to decline to near or below the post-September 11th lows by the end of the fiscal year. Worries over the health of corporate profits and an onslaught of disappointing profit forecasts from companies set the stage for a challenging environment for investors. Questionable accounting at WorldCom, escalating violence in the Middle East, worries about domestic security and a weakening dollar compounded what some deem a crisis in confidence in U.S. investing. Many market participants exited volatile sectors such as technology, opting for the traditionally safe havens such as utilities and gold, which hit their highest levels in more than two years.

The U.S. economy navigated on its own course, however, further widening the growing disparity between Wall Street and Main Street; the economy continues to gather steam while the stock market is still trying to gain traction. The real estate market remained hot with housing starts in May posting the largest gains in nearly seven years. Manufacturing also reported strong figures with inventory levels reaching two-year lows. Consumer resilience remained apparent as confidence and income figures remained strong. The end of the fiscal year, however, revealed a drop in consumer spending, prompting some concerns that the effects of the slumping stock market may be spilling over and creating cautious sentiment.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Environment and Outlook

Despite the negative sentiment in the marketplace and the current concerns of a double-dip recession, we continue to believe that the essential underpinnings of a U.S. economic recovery are in place. Interest rates remain at a 41-year low. Housing starts and auto sales remain strong. Business inventories have fallen to low levels and industrial orders are showing some signs of recovery. Although unemployment figures may experience continued pressures, at under six percent they still remain at relatively low levels. Two recent events should provide additional underpinnings to the market. First, the U.S. Federal Reserve lowered interest rates an additional 50 points and, second, the Republican party won both houses of Congress. While these two events do not guarantee a better economy, they add to the potential of improving fundamentals in the future due to lower borrowing rates and/or more pro-business legislation (tax incentives).

We recognize that the sustainability of the consumer, potential conflict in the Middle East and trust in corporate America remain among the leading headwinds. However, we believe that as these and other issues that plague the consumer find resolution, a steady rebuilding of confidence will eventually emerge and patience will be rewarded. That said, company managements will continue to communicate a risk-averse stance until a pick-up in demand returns, and we must allow for more earnings difficulties and market volatility. We continue to believe that equities are undervalued and, although history has shown that undervaluation can persist over time, we will be disciplined in using this as an opportunity to structure our portfolios optimally.

Portfolio Strategy

The Fund remains strategically positioned with a balance of cyclical and steady growth stocks. We are looking for opportunities to become somewhat more aggressive and are preparing to adjust our positions when we see evidence of an up-tick in capital spending. We view the odds of a double-dip recession as low, but with an eye towards a more challenging holiday season, we have scaled back our consumer cyclical exposures in retail and finance. Financials remain our largest overweight, but we are watchful for deteriorating credit near-term and rising interest rates longer-term. As caution prevails, it is important to highlight that our holdings exhibit excellent competitive profiles and balance sheet strength--a combination that makes them the most compelling candidates for purchase when funds return to equity markets.

With the 10-year bond yielding approximately 4% and the market's earnings yield offering more than 6%, equities look increasingly attractive on probable risk/reward outcomes over any reasonable time frame. As the market searches for direction and leadership, we remind ourselves that the technology sector may not be the leader out of this downturn, and consequently, we are selectively adding to positions in this sector based on relative price opportunities. We are continuously looking for opportunities to upgrade the quality of the Fund's port-


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

folio as we review our securities, utilizing fully the depth and breadth of our research capabilities. We are confident in our time-tested process which encourages individual initiative within a team decision-making structure. The markets in general, and large-capitalization stocks in particular, continue to suffer from high volatility and negative returns during the period. These returns are painful. However, we are encouraged by the Fund's relative outperformance as compared to the S&P 500 Stock Index and the Russell 1000 Growth Index over the six-month period, despite this challenging environment for investments.

We currently have the Fund's portfolio structured with a 95% net long position (within an 80%-120% range). We anticipate staying within this range until we see evidence to the contrary of our "economic recovery" thesis. At the end of September, the gross long portfolio had a weighted average P/E multiple of 17 times for 16% projected 2003 earnings growth versus 16 times for 8% earnings growth for the S&P 500 Stock Index. We believe the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth--in fact, double the market's growth rate--for a market multiple valuation. Our bottom-up, company specific research process is especially important in today's environment in which disappointing fundamentals are treated harshly by the market.

Quarterly Distribution

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

During the 12-month period ended September 30, 2002, the Fund paid four distributions totaling $1.95 per share. The Fund's net asset value (NAV) ended the period at $13.65 per share.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Alfred Harrison

[PHOTO]    Michael J. Reilly

Portfolio managers Alfred Harrison and Michael J. Reilly have 52 years of combined investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 9/30/02

Alliance All-Market Advantage Fund (NAV): $20,731
S&P 500 Stock Index:                      $20,499
Russell 1000 Growth Index:                $17,195

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Alliance All-Market     Russell 1000         S & P 500
                 Advantage Fund (NAV)    Growth Index        Stock Index
-------------------------------------------------------------------------------
     11/30/94*         $10,000             $10,000             $10,000
     9/30/95           $13,211             $13,340             $13,165
     9/30/96           $14,333             $16,194             $15,840
     9/30/97           $23,813             $22,073             $22,244
     9/30/98           $26,796             $24,524             $24,264
     9/30/99           $38,235             $33,072             $31,006
     9/30/00           $46,021             $40,820             $35,120
     9/30/01           $26,843             $22,190             $25,775
     9/30/02           $20,731             $17,195             $20,499


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/30/94 to 9/30/02) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

*     Closest month-end after Fund's inception date of 11/4/94.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

      Alliance All-Market Advantage Fund (NAV)--Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                           Alliance All-Market          Russell 1000
                          Advantage Fund (NAV)          Growth Index
--------------------------------------------------------------------------------
      9/30/95*                  28.60%                     29.14%
      9/30/96                    8.10%                     21.40%
      9/30/97                   65.66%                     36.30%
      9/30/98                   12.49%                     11.11%
      9/30/99                   42.20%                     34.85%
      9/30/00                   20.17%                     23.43%
      9/30/01                  -41.76%                    -45.64%
      9/30/02                  -22.64%                    -22.51%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* The Fund's return for the period ended 9/30/95 is from the Fund's inception date of 11/4/94 through 9/30/95. The benchmark's return for the period ended 9/30/95 is from 10/31/94 through 9/30/95.


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2002

INCEPTION DATE          PORTFOLIO STATISTICS

11/4/94                 Net Assets ($mil): $49,534

SECTOR BREAKDOWN

  23.1% Finance
  22.8% Health
  20.4% Consumer Services
  11.0% Technology                              [PIE CHART OMITTED]
   9.0% Consumer Staples
   1.0% Aerospace & Defense
   0.6% Capital Goods

  12.1% Short-Term

All data as of September 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
September 30, 2002

                                                                     Percent of
Company                                           U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                         $ 3,315,752           6.7%
--------------------------------------------------------------------------------
Microsoft Corp.                                      2,650,644           5.4
--------------------------------------------------------------------------------
Kohl's Corp.                                         2,633,073           5.3
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                               2,400,750           4.8
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                                   2,381,947           4.8
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                             2,328,774           4.7
--------------------------------------------------------------------------------
Citigroup, Inc.                                      2,185,205           4.4
--------------------------------------------------------------------------------
American International Group, Inc.                   2,105,950           4.3
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                1,807,108           3.6
--------------------------------------------------------------------------------
Freddie Mac                                          1,570,790           3.2
--------------------------------------------------------------------------------
                                                   $23,379,993          47.2%


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2002

Company                                              Shares    U.S. $ Value
---------------------------------------------------------------------------

COMMON STOCKS - 87.0%

Finance-23.4%
Brokerage & Money Management-1.1%
Merrill Lynch & Co., Inc. ..................         16,300    $    537,085
                                                               ------------
Insurance-6.0%
American International Group, Inc. .........         38,500       2,105,950
The Progressive Corp. ......................          4,900         248,087
Travelers Property Casualty Corp., Cl. A(a)          46,836         618,235
                                                               ------------
                                                                  2,972,272
                                                               ------------
Mortgage Banking-5.2%
Fannie Mae .................................         16,900       1,006,226
Freddie Mac ................................         28,100       1,570,790
                                                               ------------
                                                                  2,577,016
                                                               ------------
Miscellaneous-11.1%
Citigroup, Inc. ............................         73,700       2,185,205
MBNA Corp. .................................        180,400       3,315,752
                                                               ------------
                                                                  5,500,957
                                                               ------------
                                                                 11,587,330
                                                               ------------
Healthcare-21.7%
Biotechnology-1.8%
Amgen, Inc.(a) .............................         21,400         892,380
                                                               ------------
Drugs-2.3%
Pfizer, Inc. ...............................         38,400       1,114,368
                                                               ------------
Medical Products-4.3%
Baxter International, Inc. .................         15,600         476,580
Johnson & Johnson ..........................         15,100         816,608
Medtronic, Inc. ............................         20,000         842,400
                                                               ------------
                                                                  2,135,588
                                                               ------------
Medical Services-13.3%
Cardinal Health, Inc. ......................         23,400       1,455,480
Tenet Healthcare Corp.(a) ..................         48,500       2,400,750
UnitedHealth Group, Inc.(a)(b) .............         26,700       2,328,774
WellPoint Health Networks, Inc.(a) .........          5,700         417,810
                                                               ------------
                                                                  6,602,814
                                                               ------------
                                                                 10,745,150
                                                               ------------
Consumer Services-20.6%
Broadcasting & Cable-5.6%
Comcast Corp. Special Cl. A(a) .............         18,800         392,168
Viacom, Inc. Cl. B(a) ......................         58,741       2,381,947
                                                               ------------
                                                                  2,774,115
                                                               ------------
Entertainment & Leisure-1.2%
Harley-Davidson, Inc. ......................         13,000         603,850
                                                               ------------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                              Shares    U.S. $ Value
---------------------------------------------------------------------------

Retail-General Merchandise-13.8%
Home Depot, Inc. ...........................         57,300    $  1,495,530
Kohl's Corp.(a)(b) .........................         43,300       2,633,073
Target Corp. ...............................         31,100         918,072
Wal-Mart Stores, Inc. ......................         36,700       1,807,108
                                                               ------------
                                                                  6,853,783
                                                               ------------
                                                                 10,231,748
                                                               ------------
Technology-11.1%
Communication Equipment-3.1%
Cisco Systems, Inc.(a) .....................         45,400         475,792
Nokia Corp. (ADR) (Finland) ................         80,100       1,061,325
                                                               ------------
                                                                  1,537,117
                                                               ------------
Computer Hardware-0.4%
Dell Computer Corp.(a) .....................          8,300         195,133
                                                               ------------
Computer Services-0.6%
First Data Corp. ...........................         10,200         285,090
                                                               ------------
Computer Software-5.3%
Microsoft Corp.(a) .........................         60,600       2,650,644
                                                               ------------
Semiconductor Components-1.7%
Intel Corp. ................................         34,300         476,427
Maxim Integrated Products, Inc. ............          5,400         133,704
Texas Instruments, Inc. ....................         16,300         240,751
                                                               ------------
                                                                    850,882
                                                               ------------
                                                                  5,518,866
                                                               ------------
Consumer Staples-9.2%
Beverages-2.1%
Anheuser-Busch Cos., Inc. ..................         20,800       1,052,480
                                                               ------------
Cosmetics-1.7%
Avon Products, Inc. ........................         18,000         829,800
                                                               ------------
Household Products-1.4%
The Procter & Gamble Co. ...................          7,900         706,102
                                                               ------------
Retail-Food & Drug-2.9%
Walgreen Co. ...............................         46,500       1,430,340
                                                               ------------

Tobacco-1.1%
Philip Morris Cos., Inc. ...................         13,400         519,920
                                                               ------------
                                                                  4,538,642
                                                               ------------


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Shares,
                                               Contracts(c)
                                               or Principal
                                                     Amount
Company                                               (000)    U.S. $ Value
---------------------------------------------------------------------------

Aerospace & Defense-1.0%
Aerospace-1.0%
Lockheed Martin Corp. ......................          7,600    $    491,492
                                                               ------------
Total Common Stocks
   (cost $40,365,705) ......................                     43,113,228
                                                               ------------
CALL OPTIONS PURCHASED(a)-2.1%
General Electric Co.
   expiring Jan '03 @ $20 ..................            550         319,000
Johnson & Johnson
   expiring Jan '03 @ $30 ..................            128         311,040
Pfizer, Inc.
   expiring Jan '03 @ $25 ..................            755         388,825
                                                               ------------
Total Call Options Purchased
   (cost $2,557,497) .......................                      1,018,865
                                                               ------------
SHORT-TERM INVESTMENT-12.2%
Commercial Paper-12.2%
 Household Finance Corp.
   1.95%, 10/01/02
   (amortized cost $6,048,000) .............       $  6,048       6,048,000
                                                               ------------
Total Investments-101.3%
   (cost $48,971,202) ......................                     50,180,093
                                                               ------------
Securities Sold Short(a)-(1.9%)
Accenture Ltd. Cl. A .......................         19,100        (272,748)
CDW Computer Centers, Inc. .................          3,800        (160,968)
CSG Systems International, Inc. ............         23,400        (255,060)
Safeway, Inc. ..............................         11,900        (265,370)
                                                               ------------
Total Securities Sold Short
   (proceeds $940,793) .....................                       (954,146)
                                                               ------------
Total Investments, Net of Securities
   Sold Short-99.4%
   (cost $48,030,409) ......................                     49,225,947
Other assets less liabilities-0.6% .........                        308,439
                                                               ------------

Net Assets-100% ............................                   $ 49,534,386
                                                               ============

(a)   Non-income producing security.

(b) Positions with a market value of $3,740,700 have been segregated to collateralize margin requirements for the open futures contracts sold and short sales.

(c)   One contract relates to 100 shares unless otherwise indicated.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2002

Assets
Investments in securities, at value (cost $48,971,202) .......     $ 50,180,093
Cash .........................................................           58,791
Receivable for investment securities sold ....................        2,980,318
Dividends receivable .........................................           24,980
                                                                   ------------
Total assets .................................................       53,244,182
                                                                   ------------
Liabilities
Securities sold short, at value (proceeds $940,793) ..........          954,146
Dividend payable .............................................        1,480,151
Payable for investment securities purchased ..................          889,488
Variation margin on futures contracts ........................           95,100
Advisory fee payable .........................................           65,413
Administrative fee payable ...................................           35,707
Accrued expenses and other liabilities .......................          189,791
                                                                   ------------
Total liabilities ............................................        3,709,796
                                                                   ------------
Net Assets ...................................................     $ 49,534,386
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     36,278
Additional paid-in capital ...................................       74,782,321
Accumulated net realized loss on investment
   transactions ..............................................      (26,479,751)
Net unrealized appreciation of investment transactions .......        1,195,538
                                                                   ------------
                                                                   $ 49,534,386
                                                                   ============
Net Asset Value Per Share
   (based on 3,627,822 shares outstanding) ...................           $13.65
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2002

Investment Income
Dividends (net of foreign taxes withheld of $4,424) ..   $     349,464
Interest .............................................         118,554    $     468,018
                                                         -------------
Expenses
Advisory fee .........................................         838,889
Administrative .......................................         141,654
Audit and legal ......................................         122,781
Custodian ............................................          98,039
Printing .............................................          69,276
Shareholder servicing ................................          68,602
Directors' fees and expenses .........................          28,426
Registration .........................................          23,786
Transfer agency ......................................          12,256
Miscellaneous ........................................          10,800
                                                         -------------
Total expenses .......................................                        1,414,509
                                                                          -------------
Net investment loss ..................................                         (946,491)
                                                                          -------------
Realized and Unrealized Loss on
Investment Transactions
Net realized loss from:
   Investments .......................................                      (12,814,851)
   Written options ...................................                          (39,950)
   Short sales .......................................                         (119,835)
   Futures ...........................................                         (144,437)
Net change in unrealized appreciation/depreciation of:
   Investments .......................................                         (631,869)
   Short sales .......................................                         (106,455)
                                                                          -------------
Net loss on investment transactions ..................                      (13,857,397)
                                                                          -------------
Net Decrease in Net Assets from
   Operations ........................................                    $ (14,803,888)
                                                                          =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended       Year Ended
                                                         September 30,    September 30,
                                                             2002              2001
                                                         =============    =============
Decrease in Net Assets from Operations
Net investment loss ..................................   $    (946,491)   $  (1,508,748)
Net realized loss on investment
   transactions ......................................     (13,119,073)      (6,118,091)
Net change in unrealized
   appreciation/depreciation
   of investment transactions ........................        (738,324)     (49,117,184)
                                                         -------------    -------------
Net decrease in net assets from
   operations ........................................     (14,803,888)     (56,744,023)
Distributions to Shareholders from
Net realized gain on investments .....................              -0-     (12,624,243)
Distributions in excess of net realized gain
   on investments ....................................              -0-      (7,502,854)
Tax return of capital ................................      (7,068,183)      (5,392,506)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ..........................         226,261        1,328,770
                                                         -------------    -------------
Total decrease .......................................     (21,645,810)     (80,934,856)
Net Assets
Beginning of period ..................................      71,180,196      152,115,052
                                                         -------------    -------------
End of period ........................................   $  49,534,386    $  71,180,196
                                                         =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss and tax return of capital resulted in a decrease in undistributed net investment loss, additional pain-in capital, and accumulated net realized loss on investments, short sales, futures, and written option transactions. This reclassification had no effect on net assets.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus .55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Prior to August 1, 2001, the monthly Basic Fee was determined at an annualized rate of 1.50% of the Fund's average weekly net assets and an adjustment to the Basic Fee of plus or minus .30%. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the year ended September 30, 2002, the fee as adjusted, amounted to 1.22% of the Fund's average net assets.

The Fund paid Alliance Capital Management L.P. ("the Administrator") $141,654 for the year ended September 30, 2002 pursuant to the Administration Agreement. Prior to August 1, 2001, the Administrator was paid a monthly fee at an annual rate of .25 of 1% of the Fund's weekly average net assets. Commencing August 1, 2001 the monthly administration fee has been eliminated and the Administrator is now reimbursed at cost for the provision of administrative services under the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $830 during the year ended September 30, 2002.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 2002 amounted to $443,253, of which $5,290 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------
NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $132,661,705 and $137,883,007, respectively, for the year ended September 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 2002.

At September 30, 2002, the cost of investments for federal income tax purposes was $52,025,151. Accordingly, gross unrealized appreciation of investments was $2,205,428 and gross unrealized depreciation of investments was $4,050,486 resulting in net unrealized depreciation of $1,845,058 (excluding short sales).

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments. The market risk may exceed the amount recorded in the statement of asset and liabilities.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At September 30, 2002, the Fund did not have any outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written options may be unlimited.

Transactions in options written for the year ended September 30, 2002 were as follows:

                                                Number of
                                                Contracts   Premiums
                                                =========   =========
Options outstanding at beginning
   of year ..................................          -0-  $      -0-
Options written .............................       1,500     730,577
Options terminated in closing purchase
   transactions .............................      (1,435)   (681,522)
Options expired .............................         (65)    (49,055)
                                                ---------   ---------
Options outstanding at September 30, 2002 ...          -0-  $      -0-
                                                =========   =========

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

                                                     2002             2001
                                                  ===========      ===========
Distributions paid from:
   Ordinary income ...........................    $        -0-     $        -0-
   Net long-term capital gains ...............             -0-      18,564,365
                                                  -----------      -----------
Total taxable distributions ..................             -0-      18,564,365
Tax return of capital ........................      7,068,183        6,955,238
                                                  -----------      -----------
Total distributions paid .....................    $ 7,068,183      $25,519,603
                                                  ===========      ===========

As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(21,945,653)(a)
Unrealized appreciation/(depreciation) .................          (1,858,411)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(23,804,064)
                                                                ============

(a) On September 30, 2002, the Fund had a net capital loss carryforward of $11,541,945 which expires in the year 2010. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2002, the Fund deferred to October 1, 2002, post October capital losses of $10,403,708.

(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and losses on options.

NOTE E

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized. During the year ended September 30, 2002, there were 11,277 shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                    Year Ended September 30,
                               ------------------------------------------------------------------
                                 2002          2001          2000           1999           1998
                               ------------------------------------------------------------------
Net asset value,
  beginning of period ......   $ 19.68       $ 42.58       $ 42.13        $ 32.52        $ 33.72
                               ------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ........      (.26)(a)      (.42)(a)      (.90)          (.84)(a)       (.77)
Net realized and unrealized
  gain (loss) on investment
  transactions .............     (3.82)       (15.36)         8.79          17.26           4.73
                               ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...............     (4.08)       (15.78)         7.89          16.42           3.96
                               ------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...........        -0-        (3.52)        (7.44)         (4.26)         (5.16)
Tax return of capital ......     (1.95)        (1.51)           -0-            -0-            -0-
Distribution in excess of
  net realized gain ........        -0-        (2.09)           -0-            -0-            -0-
                               ------------------------------------------------------------------
Total distributions ........     (1.95)        (7.12)        (7.44)         (4.26)         (5.16)
                               ------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights
  offering .................        -0-           -0-           -0-         (2.41)            -0-
Offering costs charged to
  additional paid-in capital        -0-           -0-           -0-          (.14)            -0-
                               ------------------------------------------------------------------
Total capital share
  transactions .............        -0-           -0-           -0-         (2.55)            -0-
                               ------------------------------------------------------------------
Net asset value,
  end of period ............   $ 13.65       $ 19.68       $ 42.58        $ 42.13        $ 32.52
                               ------------------------------------------------------------------
Market value, end of period    $ 13.45       $ 19.90       $ 41.063        $38.688       $ 36.875
                               ==================================================================
Total Return
Total investment return
  based on:(b)
Market value ...............    (24.59)%      (38.96)%       26.32%         15.45%         37.40%
Net asset value ............    (22.64)%      (41.76)%       20.17%         42.20%         12.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........   $49,534       $71,180       $152,115       $150,519       $81,552
Ratio of expenses to average
  net assets ...............      2.06%         2.45%          2.24%          2.39%         2.57%
Ratio of expenses to average
  net assets excluding
  interest expense .........      2.06%         2.45%         2.23%(c)       2.39%(c)       2.52%(c)
Ratio of net investment loss
  to average net assets ....     (1.38)%       (1.47)%       (1.91)%        (1.97)%        (2.18)%
Portfolio turnover rate ...        215%          311%          157%           110%            96%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Net of interest expense on short sales as follows: (see Note C)

                              Year Ended September 30,
                             --------------------------
                               2000    1999    1998
                             --------------------------
                              .004%   .003%    .05%


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors
and Shareholders of Alliance
All-Market Advantage Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 15, 2002


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Alfred Harrison, the Senior Vice President of the Fund.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceeds its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 29

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
          NAME,                                                                IN FUND          OTHER
    AGE OF DIRECTOR,                      PRINCIPAL                            COMPLEX      DIRECTORSHIPS
         ADDRESS                        OCCUPATION(S)                        OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                       DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

John D. Carifa, **, 57        President, Chief Operating Officer and a           114             None
1345 Avenue of the            Director of Alliance Capital Management
Americas                      Corporation ("ACMC"), with which he has
New York, NY 10105            been associated with since prior to 1997.
(8)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72            Formerly an Executive Vice President and            93             None
P.O. Box 4623                 Chief Insurance Officer of The Equitable
Stamford, CT 06903            Life Assurance Society of the United States;
(8)                           Chairman and Chief Executive Officer of
                              Evlico. Formerly a Director of Avon, BP
                              Amoco Corporation, Ecolab, Inc., Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation.

David H. Dievler, #+, 73      Independent Consultant. Until December              98             None
P.O. Box 167                  1994, Senior Vice President of ACMC
Spring Lake, NJ 07762         responsible for mutual fund administration.
(8)                           Prior to joining ACMC in 1984, Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that,
                              Senior Manager at Price Waterhouse &
                              Co., Member of the American Institute of
                              Certified Public Accountants since 1953.

John H. Dobkin, #+, 60        Consultant. Formerly a Senior Adviser               94             None
P.O.Box 12                    from June 1999-June 2000 and President
Annandale, NY 12504           (December 1989-May 1999) of
(8)                           Historic Hudson Valley (historic preservation).
                              Previously, Director of the National Academy
                              of Design and during 1988-92, Director and
                              Chairman of the Audit Committee of ACMC.

William H. Foulk, Jr., #+,70  Investment Adviser and Independent                 110             None
2 Soundview Drive             Consultant. Formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had
(8)                           been associated since prior to 1997.  Formerly
                              Deputy Comptroller of the State of New
                              York and, prior thereto, Chief
                              Investment Officer of the New York Bank
                              for Savings.


--------------------------------------------------------------------------------
30 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                ----------------------
                                                MANAGEMENT OF THE FUND
                                                ----------------------

                                                                             PORTFOLIOS
          NAME,                                                                IN FUND         OTHER
    AGE OF DIRECTOR,                      PRINCIPAL                            COMPLEX     DIRECTORSHIPS
         ADDRESS                        OCCUPATION(S)                        OVERSEEN BY      HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                       DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------------------
Dr. James M. Hester, #+, 78   President of The Harry Frank Guggenheim            12              None
 25 Cleveland Lane            Foundation, with which he has been
Princeton, NJ 08540           associated since prior to 1997. Formerly
(8)                           President of New York University and the
                              New York Botanical Garden, Rector of the
                              United Nations University and Vice
                              Chairman of the Board of the Federal
                              Reserve Bank of New York.

Clifford L. Michel, #+, 63    Senior Counsel of the law firm of Cahill           93      Placer Dome, Inc.
15 St. Bernard's Road         Gordon & Reindel, since February 2001
Gladstone, NJ 07934           and a partner of that firm for more than
(8)                           25 years prior thereto. President and Chief
                              Executive Officer of Wenonah Development
                              Company (investments).

Donald J. Robinson, #+, 68    Senior Counsel at the law firm of Orrick,          92             None
98 Hell's Peak Road           Herrington & Sutcliffe LLP since
Weston, VT 05161              1997. Formerly a senior partner and a
(6)                           member of the Executive Committee of
                              that firm. He was also a member and
                              Chairman of the Municipal Securities
                              Rulemaking Board and a Trustee of the
                              Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating
      Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

Officers of the Fund

Certain information concerning the Fund's Officers is set forth below.

                                      Position(s)                      Principal Occupation
 Name, Address* and Age              Held with Fund                    During Past 5 Years**
-----------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman & President        See biography above.

Alfred L. Harrison, 65          Senior Vice President       Vice Chairman of ACMC, with which he has been
                                                            associated since prior to 1997.

Thomas J. Bardong, 57           Vice President              Senior Vice President of ACMC, with which he
                                                            has been associated since prior to 1997.

John A. Koltes, 60              Vice President              Senior Vice President of ACMC, with which he
                                                            has been associated with since prior to 1997.

Daniel Nordby, 58               Vice President              Senior Vice President of ACMC, with which he
                                                            has been associated since 1997.

Michael J. Reilly, 38           Vice President              Senior Vice President of ACMC, with which he
                                                            has been associated since prior to 1997.

Edmund P. Bergan, Jr., 52       Secretary                   Senior Vice President and the General Counsel
                                                            of Alliance Fund Distributors, Inc. ("AFD")
                                                            and Alliance Global Investor Services Inc.
                                                            ("AGIS"), with which he has been associated
                                                            since prior to 1997.

Mark D. Gersten, 52             Treasurer and Chief         Senior Vice President of AGIS, with which he
                                Financial Officer           has been associated since prior to 1997.

Vincent S. Noto, 37             Controller                  Vice President of AGIS, with which he has been
                                                            associated prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
32 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 33

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
34 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTES


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Alliance All-Market Advantage Fund
1345 Avenue of the Americas
New York, NY 10105

   Alliance Capital [LOGO](R)
   The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AMAAR0902